                                                                    Exhibit 10.5


                                      PURCHASE
                                         AND
                           INTERCOMPANY SERVICES AGREEMENT

          THIS PURCHASE AND INTERCOMPANY SERVICES AGREEMENT (this "AGREEMENT"), by and among WALKER ASSET MANAGEMENT LIMITED PARTNERSHIP, a Connecticut limited partnership ("WAMP"), WALKER DIGITAL CORPORATION, a Delaware corporation ("WALKER DIGITAL" and, together with WAMP, collectively, the "WALKER PARTIES"), PRICELINE.COM LLC, a Delaware limited liability company ("PRICELINE.COM"), and PRICELINE TRAVEL, INC., a Delaware corporation ("PRICELINE TRAVEL" and, together with priceline.com, collectively the "PRICELINE PARTIES"). This Agreement shall be effective as of the 6th day of April, 1998 (the "EFFECTIVE DATE") unless another date is expressly stated.

          WHEREAS, WAMP, Walker Digital, priceline.com and PriceLine Travel are affiliated business entities; and

          WHEREAS, Walker Digital has previously invested $500,000 in priceline.com (the "INVESTMENT") in exchange for the issuance of common equity interests in priceline.com that have not yet been issued by priceline.com; and

          WHEREAS, subject to the terms and conditions set forth in this Agreement, WAMP desires to (i) transfer, convey, sell and assign to priceline.com all of its right, title and interest in and to the patents and patent applications listed on SCHEDULE A annexed hereto and made a part hereof, which patents were developed by WAMP for Buyer-Driven Commerce (as defined below) applications, products and services (collectively, the "PATENTS"), (ii) transfer, convey, sell and assign to priceline.com the trademarks and servicemarks and all related applications (including intent to use applications) listed on SCHEDULE B annexed hereto and made a part hereof, owned by WAMP and used or intended for use in connection with the commercial exploitation of the Buyer-Driven Commerce applications, products and services of WAMP (the "TRADEMARKS"); and (iii) transfer, convey, sell and assign to priceline.com all of its right, title and interest in and to the other assets and intellectual property of WAMP's existing Buyer-Driven Commerce applications, products and services (the "OTHER WAMP ASSETS"); and

          WHEREAS, subject to the terms and conditions set forth in this Agreement, Walker Digital desires to sublease to the PriceLine Parties certain of the real estate leased by Walker Digital at Five High Ridge Road, Stamford, Connecticut 06905 (the "INTERCOMPANY LEASE"); and

          WHEREAS, subject to the terms and conditions set forth in this Agreement, Walker Digital desires to provide certain intercompany services to the PriceLine Parties as further described in this Agreement (the "INTERCOMPANY SERVICES"); and

          WHEREAS, subject to the terms and conditions set forth in this Agreement, priceline.com desires to issue common equity interests in priceline.com to Walker Digital in connection with the Investment, and purchase and acquire the Patents, the Trademarks and the Other WAMP Assets, and the PriceLine Parties desire to accept and receive the Intercompany Lease and the Intercompany Services.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                      ARTICLE I

                                     DEFINITIONS

          Defined terms used in this Agreement but not defined elsewhere in this Agreement shall have the meanings set forth below:

          1.1 "BUYER-DRIVEN COMMERCE" shall mean any commerce system or process that permits a prospective buyer to fix the terms and conditions, including price, on which he or she is willing to purchase a particular product or service, with such offer being guaranteed or otherwise secured by the buyer should a seller of the product or service accept the terms of the buyer's offer.

          1.2 "INTELLECTUAL PROPERTY" shall mean the Patents and the Trademarks, together with all knowledge, know how, trade secrets, copyrights and all other intellectual property of WAMP for use with or otherwise relating to Buyer-Driven Commerce applications, products and services, and all goodwill associated with all of the foregoing.

          1.3 "PERSON" shall mean any natural person, corporation, partnership, association, sole proprietorship, trust, joint venture, limited liability company, general partnership, limited partnership, trust association or other business entity.

          1.4"SUCCESSOR" or "SUCCESSORS" shall mean any Person who succeeds to the business of priceline.com LLC whether by merger, conversion of equity securities, acquisition of equity interests, operation of law, acquisition of all or substantially all of priceline.com's assets, assignment or otherwise.

                                      ARTICLE II

                                  PURCHASE AND SALE

     2.1 TRANSFER OF BUYER-DRIVEN COMMERCE ASSETS. In exchange for the consideration to be provided to Walker Digital as set forth in Article III of this Agreement, WAMP does hereby convey, sell, assign and transfer all of its right, title and interest in and to the following:

               (a) The Patents, including all worldwide applications and registrations therefor, and all rights to recover for any prior infringements of the Patents;

               (b) The Trademarks, including all goodwill associated therewith, all worldwide applications and registrations therefor, and all rights to recover for any prior infringements of the Trademarks; and

               (c) All other Intellectual Property (other than the Patents and the Trademarks) owned, used or held for use by WAMP on or prior to the Effective Date.

          2.2 REPRESENTATIONS AND WARRANTIES OF THE WALKER PARTIES. The Walker Parties hereby represent and warrant to priceline.com as follows:

               (a) All right, title and interest in and to the Intellectual Property is owned by WAMP, free and clear of all liens, security interests, license grants, mortgages or other encumbrances of any nature whatsoever;

               (b) The Intellectual Property represents the existing Buyer-Driven Commerce applications, products and services of WAMP; and

               (c) To the knowledge of the Walker Parties, no registration in respect of the Intellectual Property, or application to register the Intellectual Property, has lapsed, expired, been abandoned or been canceled.

The Walker Parties shall, jointly and severally, indemnify priceline.com and its Successors and hold such Persons harmless from and against any and all claims, actions, suits, proceedings, liabilities, damages, legal fees (including the costs of defense) or any other liabilities or obligations arising from or relating to a breach of any of the above representations and warranties.

          2.3 RIGHT TO PURCHASE. In addition to the Intellectual Property conveyed to priceline.com pursuant to Section 2.1 above, the Walker Parties hereby grant to priceline.com and its Successors the right to purchase any inventions, patents and other intellectual property owned by one or both of the Walker Parties and acquired, developed or discovered by one or both of the Walker Parties any time after the Effective Date (the "ADDITIONAL INTELLECTUAL PROPERTY"), provided that the Additional Intellectual Property is in process or has been fully developed and will provide significant value in the use or commercial exploitation of the Buyer-Driven Commerce Intellectual Property sold and assigned to priceline.com hereunder. Priceline.com and its Successors may exercise its right to purchase such Additional Intellectual Property by written notice to the Walker Parties. Any such purchase shall be at the fair market value of the Additional Intellectual Property being sold, as determined in good faith by the parties to the transaction. In the event that a Walker Party elects to sell all or any portion of the Additional Intellectual Property to any Person other than priceline.com or a Successor, the Walker Party shall provide priceline.com or its Successor of notice of such intent and priceline.com or the Successor shall have the right to purchase the same at fair market value as described in this Section 2.3.

          2.4 WAMP ASSIGNMENTS. Concurrently with the parties execution and delivery of this Agreement, WAMP shall execute and deliver to priceline.com a Patent Assignment and a Trademark Assignment, each in the forms annexed hereto as EXHIBIT A and EXHIBIT B, respectively. In addition to the foregoing, WAMP and Walker Digital (as applicable) shall, from and after the Effective Date and upon the reasonable request of priceline.com or its Successors, execute and deliver to priceline.com or such Successor, good and sufficient bills of sale, assignment and other instruments of transfer, each in recordable form, to sell, assign and transfer to and vest in priceline.com or such Successor good and marketable title to the Intellectual Property and/or the Additional Intellectual Property herein conveyed, sold, assigned and transferred, and all rights, title and interests in and to such Intellectual Property and/or Additional Intellectual Property, such instruments to be in a form and having such content reasonably satisfactory to counsel to priceline.com or such Successor.

                                     ARTICLE III

                                    CONSIDERATION

          In consideration of the Investment and the rights, conveyances, covenants, representations and warranties of the Walker Parties as set forth in
Article II of this Agreement and Walker Digital's Initial Investment, priceline.com hereby agrees as follows:

               (a) Effective as of January 1, 1998, priceline.com hereby agrees to issue to Walker Digital 6,016,667 units of common equity interests of priceline.com. In connection with the foregoing, Walker Digital hereby ratifies, adopts, accepts and agrees to be bound by all of the terms and conditions of the priceline.com Limited Liability Agreement effective as of July 18, 1997 as if Walker Digital was an actual signatory thereto.

               (b) Simultaneously with the parties' execution and delivery of this Agreement, priceline.com hereby grants to Walker Digital a perpetual, non-exclusive, royalty free right and license to use, solely for non-commercial uses (meaning any use for internal development and research purposes and without any right of commercial exploitation), all or any portion of (i) the Intellectual Property other than the Trademarks, and (ii) all know-how, knowledge, copyrights, patents and other intellectual property (but excluding any trademarks, servicemarks, tradenames, trade dress, insignias, logos or other similar items), developed and owned by priceline.com from and after the Effective Date and designed or intended for use in Buyer-Driven Commerce applications, products or services. In the event that Walker Digital exceeds the scope and purpose of the license granted under this subsection (e), such license may be terminated by priceline.com or its Successors immediately by providing notice of termination to the Walker Parties, and all rights granted under this subsection (e) shall immediately revert to and be fully vested in priceline.com or its Successor.

                                      ARTICLE IV

                                  INTERCOMPANY LEASE

          4.1 LEASE OF SPACE. Commencing on and as of the Effective Date and continuing on a month-to-month basis thereafter, Walker Digital shall sublease to the PriceLine Parties all or a portion of the real estate leased by Walker Digital at Five High Ridge Park, Stamford, Connecticut 06905 (the "WALKER LEASED SPACE"). The portions of the Walker Leased Space subject to the Intercompany Lease may, depending on the occupancy requirements of the PriceLine Parties, fluctuate from time to time during the term of the Intercompany Lease. On not less than a quarterly basis commencing with the calendar quarter beginning July 1, 1998, Walker Digital and priceline.com shall determine in good faith the portion of the Walker Leased Space then occupied by the PriceLine Parties (the "PRICELINE OCCUPIED SPACE") for purposes of the payment obligations of the PriceLine Parties set forth in section 4.2 below.

          4.2 LEASE AND OTHER PAYMENTS. The monthly rent payable by the PriceLine Parties under the Intercompany Lease shall be equal to Walker Digital's monthly base rental payment for leasing the PriceLine Occupied Space then occupied by the PriceLine Parties (as determined by Walker Digital and priceline.com as required by Section 4.1 above). In addition to the foregoing, the PriceLine Parties shall pay to Walker Digital, on a monthly basis after invoice from Walker Digital (i) their proportionate share, based on the then current PriceLine Occupied Space, of the monthly out-of-pocket cost to Walker Digital for all utilities (other than telephone and telecom services), taxes and maintenance, cleaning, security and repair fees paid by Walker Digital with respect to the Walker Leased Space, (ii) their proportionate share, based on usage, of the monthly out-of-pocket cost to Walker Digital for the provision of third party telephone and telecom services to the PriceLine Parties, and (iii) their proportionate share, based on the usage of the PriceLine Parties, of the monthly out-of-pocket cost to Walker Digital for all capital equipment located at or on the Walker Leased Space (such as photocopy and facsimile equipment and leased appliances), PROVIDED, HOWEVER, that all telephones (including cellular telephones), personal computers and printers used by the PriceLine Parties and owned or leased by Walker Digital shall be paid for by the PriceLine Parties based on the actual out-of-pocket cost to Walker Digital for the provision of each such item to the PriceLine Parties.

          4.3 LEASE TERM. The Intercompany Lease will continue on a month-to-month basis until terminated by Walker Digital or a PriceLine Party on at least ninety (90) days prior written to the other parties. A PriceLine Party may freely assign its rights and obligations under the Intercompany Lease to any affiliate or any Successor without the consent of Walker Digital.

                                      ARTICLE V

                                   SUPPORT SERVICES

          5.1 INTERCOMPANY SERVICES. For a period not to exceed three (3) years from the Effective Date unless otherwise extended by Walker Digital and priceline.com, Walker Digital shall provide to priceline.com, or to PriceLine Travel at priceline.com's request, any legal, technical, consulting or other services requested from time to time by priceline.com; PROVIDED, HOWEVER, that Walker Digital personnel, at the time of such request, possess the requisite experience and knowledge necessary to provide such Intercompany Services and have reasonable time availability to provide such Intercompany Services within the time requested. Any Intercompany Services provided by Walker Digital that are legal in nature shall be at the direction of, and shall be supervised by, the Chief Legal Officer of priceline.com.

          5.2 INTERCOMPANY SERVICES FEE. Priceline.com shall pay for the Intercompany Services on a per project or assignment basis. The fee shall be commercially reasonable and shall be negotiated in good faith by priceline.com and Walker Digital.

          5.3 NO REQUIRED USE. Nothing herein shall prohibit priceline.com from engaging any other person to provide legal, technical, consulting or other services to priceline.com. Without limiting the generality of the foregoing, nothing herein shall prohibit priceline.com from engaging any other Persons to perform any or all services that make up the Intercompany Services without first requesting Walker Digital to provide such services.

                                      ARTICLE VI

                               MISCELLANEOUS PROVISIONS

          6.1 WAIVER; MODIFICATION. No provision of this Agreement may be amended, modified, waived or discharged unless such amendment, waiver, modification or discharge is agreed to in writing and signed by each of the parties hereto or a duly authorized representative thereto. No waiver by any party hereto at any time of any breach by any other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

          6.2 INVALIDITY. If any provision of this Agreement shall be determined by any court of competent jurisdiction to be unenforceable or invalid to any extent, the remainder of this Agreement shall not be affected thereby, and this Agreement shall be construed to the fullest extent possible as to give effect to the intentions of the provision found unenforceable or invalid.

          6.3 PARTIES IN INTEREST. This Agreement may not be assigned by a Walker Party without the prior written consent of priceline.com (whether by a sale of all or substantially all of its assets, a change in control or by operation of law), which consent shall not be unreasonably withheld or delayed. This Agreement shall be binding upon the parties hereto and all Successors.

          6.4 EXPENSES. Except as otherwise specifically provided for herein, each party hereto shall bear all expenses incurred by it in connection with this Agreement including, without limitation, the charges of its counsel, accountants and other experts.

          6.5 NOTICES. All notices and other communications provided for hereunder shall be in writing and shall be delivered to each party hereto by hand or sent by reputable overnight courier, with receipt verified, or registered or certified mail, return receipt requested, addressed as follows:

                    If to WAMP:

                    Walker Asset Management Limited Partnership
                    Four High Ridge Park
                    Stamford, CT 06905
                    Attention: President, Chief Operating Officer or Chief Legal Officer of the General Partner

                    If to Walker Digital:

                    Walker Digital Corporation
                    Five High Ridge Park
                    Stamford, CT 06905
                    Attention: President, Chief Operating Officer or Chief Legal Officer

                    If to priceline.com:

                    Priceline.com LLC
                    Five High Ridge Park
                    Stamford, CT 06905
                    Attention: President, Chief Operating Officer or Chief Legal Officer

                    If to PriceLine Travel:

                    PriceLine Travel, Inc.
                    Five High Ridge Park
                    Stamford, CT 06905
                    Attention: President, Chief Operating Officer or Chief Legal Officer


or at such other address as either party may specify by notice to the other party given as aforesaid. Such notices shall be deemed to be effective when the same shall be deposited, postage prepaid, in the mail and/or when the same shall have been delivered by hand or overnight courier, as the case may be. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a business day, then such action or notice may be deferred until, or may be taken or given on, the next business day.

          6.6 GOVERNING LAW. The validity, interpretation, construction and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut without regard to its conflicts of law principles.

          6.7 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

          6.8 HEADINGS. All headings contained in this Agreement are for reference purposes only and shall not in any way effect the meaning or interpretation of any provision or provisions of this Agreement.

          6.9 INTEGRATION. This Agreement, and the documents to be delivered in connection therewith, and the exhibits and schedules thereto, if any, set forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersede all prior and contemporaneous agreements, promises, covenants, arrangements, understandings, communications, representations or warranties, whether oral or written, by any party hereto; and any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and canceled. No agreements or representations, whether written, oral, express or implied, with respect to the subject matter hereof have been made by either party that are not set forth expressly in this Agreement and the other documents to be delivered in connection herewith and therewith.

          IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the ___ day of _____, 1998.

WALKER ASSET MANAGEMENT            WALKER DIGITAL CORPORATION
LIMITED PARTNERSHIP
By: Walker Digital Corporation,
       its sole General Partner


By:_________________________       By:________________________
Name:                              Name:
Title:                             Title:


PRICELINE.COM. LLC                 PRICELINE TRAVEL, INC.


By:________________________        By:________________________
Name:                              Name:
Title:                             Title:

                                      SCHEDULE A

     1.   U.S. PATENTS

          PATENT NO.     TITLE

     2.   U.S. PATENT APPLICATIONS

          SERIAL NO.     TITLE
          08/707,660     Method and Apparatus for a Cryptographically
                         Assisted Commercial Network System
                         Designed to Facilitate Buyer-Driven Conditional
                         Purchase Offers

          08/889,319     Conditional Purchase Offer Management System

          08/923,530     Conditional Purchase Offer Management System
                         for Event Tickets

          08/943,266     System and Method for Aggregating Multiple Buyers
                         Utilizing Conditional Purchase Offers (CPOs)

          08/923,317     Conditional Purchase Offer Management System
                         for Telephone Calls

          08/923,683     Conditional Purchase Offer (CPO)
                         Management System for Packages

          08/964,967     Conditional Purchase Offer (CPO)
                         Management System for Collectibles

          08/923,524     Conditional Purchase Offer (CPO)
                         and Third-Party Input Management System

          08/969,875     Conditional Purchase Offer (CPO)
                         Management System for Vehicle Leases

          08/923,618     Conditional Purchase Offer
                         Management System for Cruises

          08/943,483     System and Method for Facilitating Acceptance
                         of Conditional Purchase Offers (CPOs)

          08/997,170     Conditional Purchase Offer Buyer Agency System

     3.   FOREIGN PATENTS AND PATENT APPLICATIONS

     COUNTRY   APPLN. NO.     TITLE
     WO        US97/15492     Conditional Purchase Offer
                              Management System

                                      SCHEDULE B

Service Marks Owned or Controlled by Walker Asset Management Limited Partnership
                   and Worldwide Applications to Register Therefor

Description of Mark      Country                  Appl. No.      Filing Date

PRICELINE (word)         United States            75/218912      27-Dec-96
                         Canada                   848845         24-Jun-97
                         Community Trademark      595850         25-Jun-97
                         Japan                    132553         27-Jun-97

TRAVEL PRICELINE (word)  United States            75/218913      27-Dec-96

PRICELINE.COM (word)     United States            75/371458      10-Oct-97
                         Canada                   871380         06-Mar-98
                         Community Trademark      794537         08-Apr-98
                         Japan                    27911/98       02-Apr-98

SUPER LEISURE (word)     United States            75/406667      17-Dec-97
                         Canada                   875442         17-Apr-98
                         Community Trademark      817494         06-May-98
                         Japan                    39499/98       12-May-98

                                      EXHIBIT A

                                  PATENT ASSIGNMENT
                        BY AND BETWEEN WALKER ASSET MANAGEMENT
                      LIMITED PARTNERSHIP AND PRICELINE.COM LLC

          WHEREAS, Walker Asset Management Limited Partnership, hereinafter "Assignor", a limited partnership organized and existing under the laws of the State of Connecticut and having a principal office at Five High Ridge Park, Stamford, Connecticut, 06905, is the owner of the entire right, title and interest in and to certain patents and patent applications listed on SCHEDULE 1 annexed hereto (collectively referred to as the "Patents"); and

          WHEREAS, priceline.com LLC, hereinafter "Assignee", a limited liability company organized and existing under the laws of the State of Delaware and having a principal office at Five High Ridge Park, Stamford, Connecticut, 06905, is desirous of acquiring all right, title, and interest in and to the Patents.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby sells, assigns and transfers to Assignee the entire right, title and interest in and to the Patents throughout the world and the inventions and designs covered thereby, including the right to claim priority and the right to any continuation, division, or substitute application thereof and the right to any reissue, restoration, extension or reexamination of any patent thereof, the same to be held and enjoyed by Assignee for its own use and enjoyment, and for the use and enjoyment of its successors, assigns and legal representatives, to the end of the terms for which the Patents have been or will be granted, as fully and entirely as the same would have been held and enjoyed by Assignor if this assignment had not been made; together with all claims by Assignor for damages by reason of past infringement of the Patents with the right to sue for, and collect the same for its own use and benefit, and for the use and benefit of its successors, assigns and other legal representatives.

          Assignor agrees that when requested by Assignee it will, at the sole cost of Assignee, execute all documents necessary or desirable to properly vest full right, title and interest in and to all Patents throughout the world in the name of Assignee or which, in the sole judgment of Assignee, may be necessary to obtain, maintain, issue or enforce said Patents.

          IN WITNESS WHEREOF, Walker Asset Management Limited Partnership has caused this Patent Assignment to be executed and delivered as of this __ day of _______, 1998.

          IN WITNESS WHEREOF, priceline.com LLC accepts this Patent Assignment executed and delivered as of this __ day of _______, 1998.


                              WALKER ASSET MANAGEMENT
                                LIMITED PARTNERSHIP

                              By:  Walker Digital Corporation
                                   Its Sole General Partner

                                   By:_________________________
                                      Name:
                                      Title:

State of ________________     )
                              )  ss.:
County of ______________      )

On this ____ day of _____, 1998, before me personally came ________________, to me known, who being by me duly sworn, did depose and say that he/she is ______________ of Walker Digital Corporation, the sole general partner of the limited partnership described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of Walker Digital Corporation.




[Notarial Seal]               ____________________________________
                                         Notary Public

                                      SCHEDULE 1

     1.   U.S. PATENTS

          PATENT NO.     TITLE

     2.   U.S. PATENT APPLICATIONS

          SERIAL NO.     TITLE
          08/707,660     Method and Apparatus for a Cryptographically
                         Assisted Commercial Network System
                         Designed to Facilitate Buyer-Driven Conditional
                         Purchase Offers

          08/889,319     Conditional Purchase Offer Management System

          08/923,530     Conditional Purchase Offer Management System
                         for Event Tickets

          08/943,266     System and Method for Aggregating Multiple Buyers
                         Utilizing Conditional Purchase Offers (CPOs)

          08/923,317     Conditional Purchase Offer Management System
                         for Telephone Calls

          08/923,683     Conditional Purchase Offer (CPO)
                         Management System for Packages

          08/964,967     Conditional Purchase Offer (CPO)
                         Management System for Collectibles

          08/923,524     Conditional Purchase Offer (CPO)
                         and Third-Party Input Management System

          08/969,875     Conditional Purchase Offer (CPO)
                         Management System for Vehicle Leases

          08/923,618     Conditional Purchase Offer
                         Management System for Cruises

          08/943,483     System and Method for Facilitating Acceptance
                         of Conditional Purchase Offers (CPOs)

          08/997,170     Conditional Purchase Offer Buyer Agency System

     3.   FOREIGN PATENTS AND PATENT APPLICATIONS

     COUNTRY   APPLN. NO.     TITLE
     WO        US97/15492     Conditional Purchase Offer
                              Management System

                                      EXHIBIT B

                                 TRADEMARK ASSIGNMENT
                        BY AND BETWEEN WALKER ASSET MANAGEMENT
                      LIMITED PARTNERSHIP AND PRICELINE.COM LLC

          WHEREAS, Walker Asset Management Limited Partnership, hereinafter "Assignor", a limited partnership organized and existing under the laws of the State of Connecticut, having a principal place of business at Five High Ridge Park, Stamford, Connecticut 06905, is the record owner of certain trademark registrations and/or trademark applications listed in SCHEDULE 1 (collectively referred to as the "Marks"); and

          WHEREAS, priceline.com LLC hereinafter "Assignee", a limited liability company organized and existing under the laws of the State of Delaware, having a place of business at Five High Ridge Park, Stamford, Connecticut 06905, desires to acquire the Marks.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby sells, assigns and transfers to Assignee, its successors and assigns, all of Assignor's right, title and interest, whether statutory or at common law, in and to the Marks, together with the goodwill of the business symbolized by them throughout the world and such other trademarks, service marks, trade names and trade dress as may be owned by Assignor and used in connection with the Marks, and all registrations and pending applications therefor, in all countries throughout the world (collectively, "All Marks"), together with all causes of action for any and all previously occurring infringements of the rights being assigned and the right to receive and retain the proceeds relating to those infringements.

          Assignor agrees to execute further papers and to do such other acts as may be necessary and proper to vest full title in and to All Marks in the Assignee or which may be necessary to obtain, renew, issue or enforce All Marks. This Trademark Assignment may be executed in several counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same instrument.

          IN WITNESS WHEREOF, Walker Asset Management Limited Partnership has caused this Trademark Assignment to be executed and delivered as of this ___ day of ____, 1998.

          IN WITNESS WHEREOF, priceline.com LLC accepts this Trademark Assignment executed and delivered as of this ___ day of _____, 1998.


                              WALKER ASSET MANAGEMENT
                                LIMITED PARTNERSHIP

                              By:  Walker Digital Corporation
                                   Its Sole General Partner

                                   By:_________________________
                                      Name:
                                      Title:

State of ________________     )
                              )  ss.:
County of ______________      )

On this ____ day of ____, 1998, before me personally came ________________, to me _____ known, who being by me duly sworn, did depose and say that he/she is ______________ of Walker Digital Corporation, the sole general partner of the limited partnership described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of Walker Digital Corporation.



     [Notarial Seal]          ____________________________________
                                         Notary Public

                                      SCHEDULE 1

Service Marks Owned or Controlled by Walker Asset Management Limited Partnership
                and Worldwide Applications to Register Therefor


Description of Mark           Country             Appl. No.      Filing Date

PRICELINE (word)              United States       75/218912      27-Dec-96
                              Canada              848845         24-Jun-97
                              Community Trademark 595850         25-Jun-97
                              Japan               132553         27-Jun-97

TRAVEL PRICELINE (word)       United States       75/218913      27-Dec-96

PRICELINE.COM (word)          United States       75/371458      10-Oct-97
                              Canada              871380         06-Mar-98
                              Community Trademark 794537         08-Apr-98
                              Japan               27911/98       02-Apr-98

SUPER LEISURE (word)          United States       75/406667      17-Dec-97
                              Canada              875442         17-Apr-98
                              Community Trademark 817494         06-May-98
                              Japan               39499/98       12-May-98